UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2012

Digital Domain Media Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-35325	27-0449505
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10250 SW Village Parkway, Port St. Lucie, Florida	34987
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 345-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Agreements to Repay and Refinance Senior Secured Note and Refinance Subordinated Note

On May 6, 2012, Digital Domain Media Group, Inc. (the “Company”) entered into certain agreements with a group of institutional investors to enable the Company to retire and refinance its existing $27.4 million senior secured debt obligation owing to Comvest Capital II, L.P. (“Comvest”), which was otherwise due and payable by September 30, 2012.  The Company also entered into a new agreement with Comvest, which includes a new subordinated convertible note replacing Comvest’s existing subordinated convertible note, effectively reducing a $16 million fixed repayment obligation that had been due under the original note as early as June 30, 2012 to an $8 million repayment obligation maturing in 2016.  The foregoing transactions are described in more detail below.

Sale and Issuance of Convertible Notes and Warrants

On May 6, 2012, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with a group of institutional investors (the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers senior secured convertible notes in the aggregate original principal amount of $35.0 million (the “Senior Notes”) and warrants (the “Warrants”) to purchase up to 1,260,288 shares of the Company’s common stock for an aggregate purchase price of $35.0 million (the “Offering”). The initial conversion price of the Senior Notes is $9.72 per share, subject to adjustment as provided in the Senior Notes. The initial exercise price of the Warrants is $9.72 per share, subject to adjustment as provided in the Warrants. Such issuance and sale were consummated on May 7, 2012.

The indebtedness evidenced by the Senior Notes bears interest at 9.0% per annum, compounded quarterly, payable quarterly in arrears, and matures on the fifth anniversary of the issuance date. Upon the occurrence of an Event of Default (as such term is defined in the Senior Notes), the interest rate shall be adjusted to a rate of 15.0% per annum. The Purchasers may require the Company to redeem all or any portion of the Senior Notes upon the occurrence of an Event of Default (as such term is defined in the Senior Notes) or a Change of Control (as such term is defined in the Senior Notes).  The Senior Notes also contain, among other things, certain affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and restricted payments and certain financial covenants.

The Senior Notes will amortize in equal monthly installments commencing on the earlier of (i) the effective date of the initial registration statement filed in accordance with the terms of the Registration Rights Agreement (as defined below) or (ii) the six-month anniversary of the closing date. The Senior Notes may be converted into shares of the Company’s common stock, at the option of the holders thereof, at any time following issuance of the Senior Notes.  The Senior Notes are redeemable at the option of the Company if the Company’s common stock trades at a level equal to 175% of the initial conversion price for any 30 consecutive trading days commencing on the date of issuance of the Senior Notes.

On certain Adjustment Dates (as such term is defined in the Senior Notes), the conversion price applicable to the Senior Notes will be adjusted to the lesser of (a) the then-current conversion price and (b) the market price of the Company’s common stock on such date. The Senior Notes have anti-dilution protection in the event that the Company issues securities at an equivalent value less than the conversion price, and the conversion price is also subject to adjustment for stock splits, stock dividends, recapitalizations, and similar transactions. The Company has agreed to pay each amortization payment in shares of the Company’s common stock, provided that certain conditions are met. The conversion rate applicable to any amortization payment in shares of the Company’s common stock will be the lower of (a) the conversion price then in effect and (b) a price equal to 85.0% of (i) the aggregate of the volume-weighted average prices of the Company’s shares of common stock for each of the ten lowest trading days during the 20 consecutive trading day period ending on the applicable amortization payment date, divided by (ii) 10. The Company is generally prohibited from issuing shares of common stock upon conversion of the Senior Notes if such conversion would cause the Company to breach its obligations under the rules or regulations of the New York Stock Exchange, or such other stock market on which the Company’s common stock is then traded.

The obligations of the Company under the Senior Notes are secured pursuant to the terms of a security and pledge agreement (the “Security Agreement”) and a Canadian security and pledge agreement (the “Canadian Security Agreement”) covering all of the assets of the Company and its subsidiaries (other than inactive subsidiaries) (the “Collateral”) and conferring on the Purchasers, subject to Permitted Liens (as such term is defined in the Purchase Agreement), a first-priority security interest in the Collateral.  The Security Agreement also contains customary representations, warranties and covenants.  In addition, all of the obligations of the Company under the Senior Notes are guaranteed by certain of the Company’s subsidiaries pursuant to the terms of a guaranty (the “Guaranty”).

Under the terms of the Warrants, the holders thereof are entitled to exercise the Warrants to purchase up to an aggregate of 1,260,288 shares of the Company’s common stock at an initial exercise price of $9.72 per share, during the five-year period beginning on the closing date. On certain Adjustment Dates (as defined in the Warrants), the exercise price applicable to the Warrants will be adjusted to the lesser of (a) the then-current exercise price and (b) the market price of the Company’s common stock on such date. The exercise price of the Warrants is also subject to adjustment for stock splits, stock dividends, recapitalizations, and similar transactions. The Company is generally prohibited from issuing shares of common stock upon exercise of the Warrants if such exercise would cause the Company to breach its obligations under the rules or regulations of the New York Stock Exchange, or such other stock market on which the Company’s common stock is then traded.

In connection with the financing transaction described above, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which it agreed to file a registration statement with the Securities and Exchange Commission (the “Commission”) relating to the offer and sale by the Purchasers of the shares of the Company’s common stock issuable upon the conversion of the Senior Notes and the exercise of the Warrants. Pursuant to the terms of the Registration Rights Agreement, the Company is required to file the registration statement within 30 days of the closing date and to use its reasonable best efforts for the registration statement to be declared effective 90 days after the closing date.

The Senior Notes and the Warrants were issued pursuant to an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.  In connection with these transactions, the Company paid a placement agent fee of $2.45 million to Cowen and Company, who served as the sole placement agent for the offering of the Senior Notes and the Warrants.

As a condition to the sale of the Senior Notes and the Warrants, two persons who are directors, executive officers and greater than 5% shareholders of the Company, who beneficially own an aggregate of 11,937,984 shares of the Company’s common stock, entered into a voting agreement (the “Voting Agreement”), pursuant to which they agreed not to sell, pledge, hypothecate or otherwise transfer their shares during the six-month period commencing on the closing date of the financing transaction, subject to certain exceptions for estate planning and similar purposes.

Copies of the Purchase Agreement, the form of the Senior Notes, the form of the Warrants, the Security Agreement, the Canadian Security Agreement, the Guaranty, the Registration Rights Agreement, and the form of the Voting Agreement are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, and Exhibit 10.8, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to such documents.

Exchange of Outstanding Debt with Existing Lender

On May 6, 2012, concurrently with the execution and delivery of the Purchase Agreement, the Company entered into an Omnibus Consent and Agreement re Restructuring (the “Omnibus Agreement”) with Comvest, pursuant to which, among other things, the Company agreed to (i) use a portion of the proceeds received by it in connection with the financing transaction described above to make payments to Comvest with respect to the outstanding loans to the Company held by Comvest, such that the aggregate outstanding principal balance thereof was reduced to $8.0 million, and (ii) repurchase all but 145,000 shares (the “Retained Shares”) of the Company’s common stock received by Comvest upon full exercise of an outstanding warrant to purchase shares of the Company’s common stock held by Comvest. The aggregate amount paid to Comvest in satisfaction of outstanding indebtedness and in repurchasing such shares, as described above, was $22.5 million, plus certain fees and expenses that the Company agreed to pay.

In connection with the foregoing, the Company and Comvest entered into a Debt Exchange Agreement (the “Debt Exchange Agreement”), pursuant to which, among other things, the Company exchanged the remaining outstanding original principal balance under its outstanding loans held by Comvest for a new secured convertible note in favor of Comvest with an original principal amount of $8.0 million (the “Subordinated Note”), which Subordinated Note, inclusive of any and all accrued interest on the Subordinated Note and other fees, costs and amounts owing thereunder, is convertible into shares of the Company’s common stock, in accordance with the terms thereof. The debt exchange transaction was consummated on May 7, 2012.

The indebtedness evidenced by the Subordinated Note bears interest at 10.0% per annum, compounded quarterly, payable quarterly in arrears, and matures on June 30, 2016. Upon the occurrence of an Event of Default (as such term is defined in the Subordinated Note), the interest rate shall be adjusted to a rate of up to 21.0% per annum, with the actual rate of such penalty interest to be contingent upon the nature of the Event of Default.  Comvest may require the Company to redeem all or any portion of the Subordinated Note upon the occurrence of an Event of Default (as such term is defined in the Subordinated Note).  The Subordinated Note also contains, among other things, certain affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and restricted payments and certain financial covenants.

The initial conversion price under the Subordinated Note is (i) $2.50 per share for payment of any portion of the original principal amount and (ii) $5.50 per share for payment of any other amounts owing thereunder, subject to adjustment as provided in the Subordinated Note. The Subordinated Note has anti-dilution protection in the event that the Company issues securities at an equivalent value less than the applicable conversion price, and the conversion price is also subject to adjustment for stock splits, stock dividends, recapitalizations, and similar transactions. The Company is generally prohibited from issuing shares of common stock upon conversion of the Subordinated Note if such conversion would cause the Company to breach its obligations under the rules or regulations of the New York Stock Exchange, or such other stock market on which the Company’s common stock is then traded.

The obligations of the Company under the Subordinated Note are secured pursuant to the terms of a security and pledge agreement (the “Comvest Security Agreement”) and a Canadian security and pledge agreement (the “Comvest Canadian Security Agreement”) covering all of the Collateral and conferring on Comvest, subject to Permitted Liens (as such term is defined in the Debt Exchange Agreement), a security interest in the Collateral.  The Comvest Security Agreement also contains customary representations, warranties and covenants.  In addition, all of the obligations of the Company under the Subordinated Note are guaranteed by certain of the Company’s subsidiaries pursuant to the terms of a guaranty (the “Comvest Guaranty”).  The Company also entered into a subordination and intercreditor agreement (the “Subordination Agreement”) with Comvest and the collateral agent for the Senior Notes, setting forth the seniority and respective rights to collateral among Comvest and the holders of the Senior Notes.

In connection with the debt exchange transaction, the Company entered into a registration rights agreement with Comvest (the “Comvest Registration Rights Agreement”) pursuant to which it agreed to file a registration statement with the Commission relating to the offer and sale of the shares of the Company’s common stock issuable upon conversion of the Subordinated Note and the Retained Shares. Pursuant to the agreement, the Company is required to file the registration statement within 30 days of the closing date and to use its reasonable best efforts for the registration statement to be declared effective 90 days after the closing date of the debt exchange transaction.

The Subordinated Note was issued pursuant to an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

Copies of the Omnibus Agreement, Debt Exchange Agreement, the Subordinated Note, the Comvest Security Agreement, the Comvest Canadian Security Agreement, the Comvest Guaranty, the Subordination Agreement and the Comvest Registration Rights Agreement are attached hereto as Exhibit 10.9, Exhibit 10.10, Exhibit 10.11, Exhibit 10.12, Exhibit 10.13, Exhibit 10.14, Exhibit 10.15, and Exhibit 10.16, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to such documents.

On May 8, 2012, the Company issued a press release announcing the financing transaction and the debt exchange transaction described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

Exercise of Exchange Right

Effective May 7, 2012, the Company issued to a shareholder of Digital Domain Institute, Inc., a Florida corporation (“DDI”), which is a subsidiary of the Company, an aggregate of 623,025 shares of the Company’s common stock in exchange for an aggregate of 750,000 shares of common stock of DDI, pursuant to exchange rights previously granted to such shareholder under a share exchange option agreement entered into among DDI, the Company and such shareholder.  All of such shares of the Company’s common stock are included in the 2,699,776 shares of the Registrant’s common stock potentially issuable to shareholders of DDI party to share exchange option agreements with DDI and the Registrant, as described in the Registrant’s Rule 424(b)(4) prospectus, filed with the Securities and Exchange Commission on November 21, 2011, including under the caption “Prospectus Summary — The Offering”.

Such issuance of shares of the Company’s common stock was effected in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

Item 9.01  Financial Statements and Exhibits.

(d)                                      Exhibits

The following Exhibits are furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated May 6, 2012, among the Company and the purchasers identified therein

10.2	Form of Senior Secured Convertible Note

10.3	Form of Warrant to Purchase Common Stock

10.4	Security and Pledge Agreement, dated May 7, 2012, among the Company, certain subsidiaries of the Company, and Hudson Bay Master Fund Ltd., as collateral agent

10.5	Canadian Security and Pledge Agreement, dated May 7, 2012, among the Company, Digital Domain Productions (Vancouver) Ltd., and Hudson Bay Master Fund Ltd., as collateral agent

10.6	Guaranty, dated May 7, 2012, among the Company, certain subsidiaries of the Company, and Hudson Bay Master Fund Ltd., as collateral agent

10.7	Registration Rights Agreement, dated May 7, 2012, among the Company and the purchasers identified therein

10.8	Form of Voting Agreement

10.9	Omnibus Consent and Agreement re Restructuring, dated May 6, 2012, between the Company and Comvest Capital II, L.P.

10.10	Debt Exchange Agreement, dated May 6, 2012, between the Company and Comvest Capital II, L.P.

10.11	Form of Subordinated Note

10.12	Security and Pledge Agreement, dated May 7, 2012, among the Company, certain subsidiaries of the Company, and Comvest Capital II, L.P.

10.13	Canadian Security and Pledge Agreement, dated May 7, 2012, among the Company, Digital Domain Productions (Vancouver) Ltd., and Comvest Capital II, L.P.

10.14	Guaranty, dated May 7, 2012, among the Company, certain subsidiaries of the Company, and Comvest Capital II, L.P.

10.15	Subordination and Intercreditor Agreement, dated May 7, 2012, among the Company, Comvest Capital II, L.P., and Hudson Bay Master Fund Ltd.

10.16	Registration Rights Agreement, dated May 7, 2012, between the Company and Comvest Capital II, L.P.

99.1	Press Release, dated May 7, 2012, issued by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Domain Media Group, Inc.

Dated: May 8, 2012	By:	/s/ John C. Textor
John C. Textor
Chief Executive Officer and
Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated May 6, 2012, among the Company and the purchasers identified therein

10.2	Form of Senior Secured Convertible Note

10.3	Form of Warrant to Purchase Common Stock

10.4	Security and Pledge Agreement, dated May 7, 2012, among the Company, certain subsidiaries of the Company, and Hudson Bay Master Fund Ltd., as collateral agent

10.5	Canadian Security and Pledge Agreement, dated May 7, 2012, among the Company, Digital Domain Productions (Vancouver) Ltd., and Hudson Bay Master Fund Ltd., as collateral agent

10.6	Guaranty, dated May 7, 2012, among the Company, certain subsidiaries of the Company, and Hudson Bay Master Fund Ltd., as collateral agent

10.7	Registration Rights Agreement, dated May 7, 2012, among the Company and the purchasers identified therein

10.8	Form of Voting Agreement

10.9	Omnibus Consent and Agreement re Restructuring, dated May 6, 2012, between the Company and Comvest Capital II, L.P.

10.10	Debt Exchange Agreement, dated May 6, 2012, between the Company and Comvest Capital II, L.P.

10.11	Form of Subordinated Note

10.12	Security and Pledge Agreement, dated May 7, 2012, among the Company, certain subsidiaries of the Company, and Comvest Capital II, L.P.

10.13	Canadian Security and Pledge Agreement, dated May 7, 2012, among the Company, Digital Domain Productions (Vancouver) Ltd., and Comvest Capital II, L.P.

10.14	Guaranty, dated May 7, 2012, among the Company, certain subsidiaries of the Company, and Comvest Capital II, L.P.

10.15	Subordination and Intercreditor Agreement, dated May 7, 2012, among the Company, Comvest Capital II, L.P., and Hudson Bay Master Fund Ltd.

10.16	Registration Rights Agreement, dated May 7, 2012, between the Company and Comvest Capital II, L.P.

99.1	Press Release, dated May 7, 2012, issued by the Company